SUMMARY PROSPECTUS

BRANDYWINEGLOBAL – DYNAMIC US LARGE CAP VALUE ETF

Franklin Templeton ETF Trust
August 1, 2024

Ticker:	Exchange:
DVAL	The Nasdaq Stock Market LLC

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus, statement of additional information, reports to shareholders and other information about the Fund online at www.franklintempleton.com/prospectus. You can also get this information at no cost by calling (800) DIAL BEN/342-5236 or by sending an e-mail request to prospectus@franklintempleton.com. The Fund’s prospectus and statement of additional information, both dated August 1, 2024, as may be supplemented, are all incorporated by reference into this Summary Prospectus.

BRANDYWINEGLOBAL – DYNAMIC US LARGE CAP VALUE ETF
SUMMARY PROSPECTUS

Fund Summary

Investment Goal

Long-term capital appreciation by quantitatively investing in U.S. equities.

Fees and Expenses of the Fund

The following table describes the fees and expenses that you will incur if you buy, hold and sell shares of the Fund. You may also incur other fees, such as usual and customary brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and the Example that follows.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management fees	0.49%
Distribution and service (12b-1) fees	None
Other expenses	None
Total annual Fund operating expenses	0.49%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
BrandywineGLOBAL - Dynamic US Large Cap Value ETF	$50	$157	$274	$616

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. During the most recent

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fiscal year, the Fund's portfolio turnover rate was 104.99% of the average value of its portfolio.

Principal Investment Strategies

The portfolio managers use proprietary quantitative models to identify investments for the Fund. To identify investments, the models evaluate multiple quantitative characteristics for each potential stock investment and apply specific rules to select stocks for investment based on these characteristics. The sub-advisor’s quantitative models seek to identify stocks that appear to have upside potential and relatively low downside risk relative to the Russell 1000 Value Index. The quantitative models analyze factors regarding a stock’s valuation and quality, as well as market sentiment toward a stock, to select stocks that may have the potential to outperform the Russell 1000 Value Index. The Fund seeks to do this by purchasing stocks that the sub-advisor’s proprietary quantitative models identify as having low valuations and appropriate quantitative characteristics for the market environment. The quantitative factors are selected and weighted using the sub-advisor’s proprietary quantitative market evaluation and Dynamic Shifting Tool, which shifts between a broad value and deep value model based on prevailing market conditions. Stock selection factors include, among other things, earnings quality and profitability, investor sentiment, and management’s utilization of capital.

The Fund will typically invest in a stock when it meets the large capitalization threshold and its historical price-to-earnings or price-to-book ratios relative to the large-cap segment of the U.S. equity market indicate a potentially attractive valuation and the quantitative models rank it with a high multi-factor score. The Fund will typically sell a stock when its multi-factor score reaches a sell target set by the quantitative models, its historical price-to-earnings and price-to-book ratios relative to the large-cap segment of the U.S. equity market, exceed the upper thresholds, or its market capitalization falls below the Fund's large capitalization definition.

The Fund will only invest in U.S. traded companies, which may include companies incorporated outside the U.S. which conduct a significant portion of their activities in the U.S. and are considered U.S. companies in the Russell U.S. indices. Under normal market conditions, the Fund invests at least 80% of its net assets in issuers domiciled, or having their principal activities, in the United States, at the time of investment or other instruments with similar economic characteristics. In addition, under normal market conditions, the Fund invests at least 80% of its net assets in equity securities of large capitalization companies or other instruments with similar economic characteristics. Large capitalization companies are those companies with market capitalizations similar to companies in the Russell 1000® Index (the “Index”). The size of the companies in the Index changes with market conditions

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and the composition of the Index. As of May 31, 2024, the median market capitalization of a company in the Index was approximately $14.14 billion and the dollar-weighted average market capitalization of the companies in the Index was approximately $831.97 billion.

The Fund may have significant positions in particular sectors from time to time. As of May 31, 2024, the top sectors represented by the Fund’s investments were industrials and energy. These sectors may change over time. In addition, the Fund may engage in active and frequent trading to achieve its investment goal.

Principal Risks

You could lose money by investing in the Fund. ETF shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund’s net asset value (NAV), trading price, yield, total return and ability to meet its investment goal. Unlike many ETFs, the Fund is not an index-based ETF.

Market: The market values of securities or other investments owned by the Fund will go up or down, sometimes rapidly or unpredictably. The market value of a security or other investment may be reduced by market activity or other results of supply and demand unrelated to the issuer. This is a basic risk associated with all investments. When there are more sellers than buyers, prices tend to fall. Likewise, when there are more buyers than sellers, prices tend to rise.

Stock prices tend to go up and down more dramatically than those of debt securities. A slower-growth or recessionary economic environment could have an adverse effect on the prices of the various stocks held by the Fund.

Value Style Investing: A value stock may not increase in price as anticipated by the sub-advisor if other investors fail to recognize the company's value and bid up the price, the markets favor faster-growing companies, or the factors that the sub-advisor believes will increase the price of the security do not occur or do not have the anticipated effect.

Quantitative Models: The quantitative models that may be used by the sub-advisor as part of the Fund’s portfolio construction process to identify investment opportunities have been tested on historical price data. These models are based on the assumption that price movements in most markets display similar patterns. There is the risk that market behavior will change and that the patterns upon which the forecasts in the models are based will weaken or disappear, which would reduce the ability of the models to generate an excess return. Further, as market dynamics shift over time, a previously highly successful model may become

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outdated, perhaps without the sub-advisor recognizing that fact before substantial losses are incurred. Successful operation of a model is also reliant upon the information technology systems of the sub-advisor and its ability to ensure those systems remain operational and that appropriate disaster recovery procedures are in place. There can be no assurance that the sub-advisor will be successful in maintaining effective and operational quantitative models and the related hardware and software systems.

Focus: To the extent that the Fund focuses on particular countries, regions, industries, sectors or types of investments from time to time, the Fund may be subject to greater risks of adverse developments in such areas of focus than a fund that invests in a wider variety of countries, regions, industries, sectors or investments.

Industrials companies: The stock prices of companies in the industrials sector are affected by supply and demand both for their specific product or service and for industrials sector products in general. Companies in the industrials sector may be adversely affected by changes in government regulation, world events and economic conditions. In addition, these companies are at risk for environmental damage and product liability claims. Companies in this sector could be adversely affected by commodity price volatility, changes in exchange rates, imposition of export or import controls, increased competition, depletion of resources, technological developments and labor relations.

Energy companies: Companies that are involved in oil or gas exploration, production, refining or marketing, or any combination of the above are greatly affected by the prices and supplies of raw materials such as oil or gas. The earnings and dividends of energy companies can fluctuate significantly as a result of international economics, politics and regulation.

Large Capitalization Companies: Large capitalization companies may fall out of favor with investors based on market and economic conditions. Large capitalization companies may underperform relative to small and mid capitalization companies because they may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes, and may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Portfolio Turnover: Active and frequent trading may increase a shareholder’s tax liability and the Fund’s transaction costs, which could detract from Fund performance.

Management: The Fund is subject to management risk because it is an actively managed ETF. The Fund's sub-advisor applies investment techniques and risk

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analyses in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired results.

Cybersecurity: Cybersecurity incidents, both intentional and unintentional, may allow an unauthorized party to gain access to Fund assets, Fund or customer data (including private shareholder information), or proprietary information, cause the Fund, the investment manager, the sub-advisor, authorized participants, or index providers (as applicable) and listing exchanges, and/or their service providers (including, but not limited to, Fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality or prevent Fund investors from purchasing, redeeming shares or receiving distributions. The investment manager and the sub-advisor have limited ability to prevent or mitigate cybersecurity incidents affecting third party service providers, and such third party service providers may have limited indemnification obligations to the Fund, the investment manager or the sub-advisor. Cybersecurity incidents may result in financial losses to the Fund and its shareholders, and substantial costs may be incurred in an effort to prevent or mitigate future cybersecurity incidents. Issuers of securities in which the Fund invests are also subject to cybersecurity risks, and the value of these securities could decline if the issuers experience cybersecurity incidents.

Because technology is frequently changing, new ways to carry out cyber attacks are always developing. Therefore, there is a chance that some risks have not been identified or prepared for, or that an attack may not be detected, which puts limitations on the Fund's ability to plan for or respond to a cyber attack. Like other funds and business enterprises, the Fund, the investment manager, the sub-advisor, and their service providers are subject to the risk of cyber incidents occurring from time to time.

Market Trading: The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares, losses from trading in secondary markets, periods of high volatility and disruption in the creation/redemption process of the Fund. Any of these factors, among others, may lead to the Fund’s shares trading at a premium or discount to NAV. Thus, you may pay more (or less) than NAV when you buy shares of the Fund in the secondary market, and you may receive less (or more) than NAV when you sell those shares in the secondary market. The sub-advisor cannot predict whether shares will trade above (premium), below (discount) or at NAV.

Authorized Participant Concentration: Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. "Authorized Participants" are broker-dealers that are permitted to create and redeem shares directly with the Fund and who have entered into agreements with the Fund’s

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distributor. The Fund has a limited number of institutions that act as Authorized Participants. To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem Creation Units (as defined below), Fund shares may trade at a discount to NAV and possibly face trading halts and/or delisting. This risk may be more pronounced in volatile markets, potentially where there are significant redemptions in ETFs generally.

Small Fund: When the Fund's size is small, the Fund may experience low trading volume and wide bid-ask spreads. In addition, the Fund may face the risk of being delisted if the Fund does not meet certain conditions of the listing exchange.

Large Shareholder: Certain large shareholders, including other funds or accounts advised by the investment manager, sub-advisor or an affiliate of the investment manager or sub-advisor, may from time to time own a substantial amount of the Fund’s shares. In addition, a third-party investor, the investment manager, sub-advisor or an affiliate of the investment manager or sub-advisor, an authorized participant, a lead market maker, or another entity may invest in the Fund and hold its investment for a limited period of time solely to facilitate commencement of the Fund or to facilitate the Fund’s achieving a specified size or scale. There can be no assurance that any large shareholder would not redeem its investment, that the size of the Fund would be maintained at such levels or that the Fund would continue to meet applicable listing requirements. Redemptions by large shareholders could have a significant negative impact on the Fund. In addition, transactions by large shareholders may account for a large percentage of the trading volume on the listing exchange and may, therefore, have a material upward or downward effect on the market price of the shares.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund. The Fund adopted the performance of the BrandywineGLOBAL—Dynamic US Large Cap Value Fund (the “predecessor mutual fund”) as the result of a reorganization of the predecessor mutual fund into the Fund that was effective after the market close on October 28, 2022 (the “Reorganization”). Prior to the Reorganization, the Fund had not yet commenced operations. The returns shown for periods ending on or prior to October 28, 2022 are those of the predecessor mutual fund (except as noted below). The bar chart shows changes in the Fund’s (and the predecessor mutual fund’s) performance from year to year (predecessor mutual fund performance is represented by the performance of the predecessor mutual fund’s Class IS Shares). The table shows how the Fund’s (and the predecessor mutual fund’s) average annual returns (in the case of the predecessor mutual fund, the average annual returns of the predecessor mutual fund’s Class IS

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Shares) for 1 year, 5 years and 10 years compared with those of a broad measure of market performance and additional indexes with characteristics relevant to the Fund.

The predecessor mutual fund was the successor to an unregistered private fund (the “predecessor private fund” and, together with the predecessor mutual fund, the “predecessor funds”), as described in greater detail below. Performance prior to October 31, 2014, in the bar chart and the table is that of the predecessor private fund. Had the predecessor funds been structured as an ETF, their performance may have differed. The Fund’s (and the predecessor funds’) past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You can obtain updated performance information at www.franklintempleton.com or by calling (800) DIAL BEN/342-5236.

The performance in the accompanying bar chart and table prior to the predecessor mutual fund’s inception is that of the predecessor private fund. On October 31, 2014, the predecessor private fund transferred its assets to the predecessor mutual fund in exchange for the predecessor mutual fund’s Class IS shares. The investment policies, objectives, guidelines and restrictions of the predecessor mutual fund were in all material respects equivalent to those of the predecessor private fund. In addition, the predecessor private fund’s portfolio managers were the portfolio managers of the predecessor mutual fund. As a mutual fund registered under the Investment Company Act of 1940 (1940 Act), the predecessor mutual fund was subject to certain restrictions under the 1940 Act and the Internal Revenue Code of 1986, as amended (Code) to which the predecessor private fund was not subject. Had the predecessor private fund been registered under the 1940 Act and been subject to the provisions of the 1940 Act and the Code, its investment performance could have been adversely affected, but these restrictions were not expected to have a material effect on the predecessor mutual fund’s investment program. The performance information for the predecessor private fund reflects the gross expenses of the predecessor private fund adjusted to reflect the higher fees and expenses of Class IS shares of the predecessor mutual fund. The performance is shown net of an annual management fee of 0.55% and other expenses of 0.10% which reflects the application of the predecessor mutual fund’s Class IS shares’ expense limitation agreement. If the expense limitation agreement were not applicable, expenses would have been higher and performance lower.

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Annual Total Returns

Best Quarter:	2020, Q2	18.39%
Worst Quarter:	2020, Q1	-25.83%

As of June 30, 2024, the Fund’s year-to-date return was 6.34%.

Average Annual Total Returns

For periods ended December 31, 2023

	1 Year	5 Years	10 Years
BrandywineGLOBAL - Dynamic US Large Cap Value ETF
Return before taxes	8.78%	12.45%	8.95%
Return after taxes on distributions	8.48%	9.98%	7.15%
Return after taxes on distributions and sale of Fund shares	5.41%	9.29%	6.70%
Russell 3000® Index (index reflects no deduction for fees, expenses or taxes)	25.96%	15.16%	11.48%
Russell 1000® Value Index (index reflects no deduction for fees, expenses or taxes)	11.46%	10.91%	8.40%
S&P 500® Index (index reflects no deduction for fees, expenses or taxes)	26.29%	15.69%	12.03%

The after-tax returns presented in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

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Investment Manager

Franklin Advisers, Inc. (Advisers or investment manager)

Sub-Advisor

Brandywine Global Investment Management, LLC (Brandywine Global)

Portfolio Managers

Michael Fleisher Portfolio Manager of Brandywine Global and portfolio manager of the Fund since 2007*.

Henry Otto Managing Director and Portfolio Manager of Brandywine Global and portfolio manager of the Fund since 2007*.

Steven Tonkovich Managing Director and Portfolio Manager of Brandywine Global and portfolio manager of the Fund since 2007*.

* Reflects the commencement of operations of the predecessor private fund.

Purchase and Sale of Fund Shares

The Fund is an ETF. Fund shares may only be purchased and sold on a national securities exchange through a broker-dealer. The price of Fund shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The Fund issues or redeems shares that have been aggregated into blocks of 50,000 shares or multiples thereof (Creation Units) to Authorized Participants who have entered into agreements with the Fund’s distributor, Franklin Distributors, LLC (Distributors). The Fund will generally issue or redeem Creation Units in exchange for a basket of securities (and an amount of cash) that the Fund specifies each day.

An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). Recent information, including information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads is available on the Fund’s website at https://www.franklintempleton.com/investments/options/exchange-traded-funds.

Taxes

The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement

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account, in which case your distributions would generally be taxed when withdrawn from the tax-advantaged account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the investment manager or other related companies may pay the intermediary for certain Fund-related activities, including those that are designed to make the intermediary more knowledgeable about exchange traded products, such as the Fund, as well as for marketing, education or other initiatives related to the sale or promotion of Fund shares. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Franklin Distributors, LLC One Franklin Parkway San Mateo, CA 94403-1906 franklintempleton.com BRANDYWINEGLOBAL – DYNAMIC US LARGE CAP VALUE ETF

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